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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
MTR Gaming Group, Inc.

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (333-14475) and the Registration Statements on Forms S-8 (33-74322, 33-88652, 33-64733, 33-78224) of our report dated February 27, 1998 appearing in the Annual Report on Form 10-K of MTR Gaming Group, Inc. for the year ended December 31, 1997.

                                          /s/ CORBIN & WERTZ

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                                          CORBIN & WERTZ

Irvine, California
March 27, 1998